SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: December 16, 1998


                     BOULDER CAPITAL OPPORTUNITIES III, INC.
             (Exact name of registrant as specified in its charter)
       Name changed as of November 5, 1998 to Sonic Jet Performance, Inc.


    Colorado                0-22273                          84-1383888
---------------           ------------                      ------------
(State or other           (Commission                       (IRS Employer
jurisdiction of           File Number)                       Identification No.)
incorporation)

NEW ADDRESS:

15662 Commerce Lane, Huntington Beach, CA             92649
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:(714) 895-0944




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Item 1.           Changes in Control of Registrant

                  None.

Item 2.           Acquisition or Disposition of Assets

                  None.

Item 3.           Bankruptcy or Receivership

                  None.

Item 4.           Changes in Registrants Certifying Accountant

                  None.

Item 5.           Other Events

                  On November 2, 1998, pursuant to an Information Statement and Notice of Special Meeting of Shareholders, a Special Meeting of Shareholders was held at which the shareholders approved a name change to Sonic Jet Performance, Inc. The Articles of Incorporation have been amended to reflect the new name.

Item 6.           Resignation of Directors and Appointment of New
Directors

                  None.

Item 7.           Financial Statements, Pro Forma Financial Statements &
Exhibits

         a.       Financial Statements - None.

         b.       Exhibits - Articles of Amendment to Articles of
Incorporation.

                                   Signatures

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 16, 1998                  Boulder Capital Opportunities III, Inc.

                                         By: /s/ Alex Mardikian
                                             -----------------------------------
                                             Vice-President
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